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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report: May 4, 2004

                        (Date of earliest event reported)

                        THE REYNOLDS AND REYNOLDS COMPANY

             (Exact name of registrant as specified in the charter)



OHIO                                     1-10147                      31-0421120
(State or other jurisdiction of    (Commission File No.)           (IRS Employer
incorporation)                                               Identification No.)


                        THE REYNOLDS AND REYNOLDS COMPANY

                                ONE REYNOLDS WAY

                               DAYTON, OHIO 45402

                    (Address of Principal Executive Offices)

                                 (937) 485-2000

               (Registrant's telephone number including area code)

                             115 SOUTH LUDLOW STREET

                               DAYTON, OHIO 45402

          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On May 4, 2004, The Reynolds and Reynolds Company issued the press release attached hereto as Exhibit 99.1 announcing its third quarter dividend and a change in its board of directors and certain board committees. The press release is hereby incorporated by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE REYNOLDS AND REYNOLDS
                                       COMPANY

                                       By: /s/ Douglas M. Ventura

                                       ---------------------------------

                                       Douglas M. Ventura, Vice President of
                                       Corporate and Business Development,
                                       General Counsel and Secretary


Dated: May 4, 2004



     EXHIBIT INDEX
     -------------

         99.1 Press Release of The Reynolds and Reynolds Company dated May 4, 2004.